                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          FIRST STERLING BANKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           FIRST STERLING BANKS, INC.
                              1200 Barrett Parkway
                             Kennesaw, Georgia 30144
                            Telephone: (770) 499-2265

                            Facsimile: (770) 499-7229

                                 April 20, 1998

To the Shareholders of
First Sterling Banks, Inc.

The Annual Meeting of Shareholders of First Sterling Banks, Inc. will be held at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, in the Oakwood Room B, on Wednesday, May 20, 1998, at 10:00 a.m. local time.

Although the business session will begin at 10:00 a.m., our directors, officers, attorneys and auditors will be available to meet and have coffee with you starting at 9:30 a.m. to discuss all aspects of the Company and to answer any questions you may have, and they will remain after the meeting as well if there are further questions.

The items of business scheduled for vote at the meeting are explained in the accompanying Proxy Statement. Even if you are planning to attend the Annual Meeting, please complete the enclosed proxy card and return it to us in the enclosed, self-addressed, stamped envelope. If you attend the Annual Meeting, you may revoke your Proxy and vote in person.

We look forward to seeing you on May 20, and thank you for being a shareholder.

                                              Sincerely,

                                              /s/ Edward C. Milligan

                                              Edward C. Milligan
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer

                           FIRST STERLING BANKS, INC.
                              1200 Barrett Parkway
                             Kennesaw, Georgia 30144

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Sterling Banks, Inc. will be held at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, in the Oakwood Room B at 10:00 a.m., local time, on May 20, 1998, for the following purposes:

         1. Elect Class I Directors. To elect two (2) Class I directors to serve for three-year terms expiring at the 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

         2. 1997 Incentive Stock Option Plan. To approve the 1997 Incentive Stock Option Plan.

         3. Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of record at the close of business on April 20, 1998, will be entitled to receive notice of and vote at the Annual Meeting or any adjournments thereof.

         The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at a reconvened meeting following such adjournment.

                                             By Order of the Board of Directors,

                                             /s/ Edward C. Milligan

                                             Edward C. Milligan
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer

Enclosures

April 21, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                                 TABLE OF CONTENTS



                                                                                                               Page

INTRODUCTION......................................................................................................1
         General  ................................................................................................1
         Record Date, Solicitation and Revocability of Proxies....................................................1
         Votes Required...........................................................................................2

PROPOSAL ONE - ELECTION OF CLASS I DIRECTORS OF THE COMPANY.......................................................2
         Board of Directors.......................................................................................3
         Board Committees and Attendance..........................................................................4
         Executive Committee .....................................................................................5
         Directors Stock Option Committees........................................................................5
         Audit Committee..........................................................................................5
         Compensation Committee...................................................................................5
         Reports required by Section 16(a) of the Securities Exchange Act of 1934 (the "Act").....................6
         Certain Transactions.....................................................................................6
         Officers ................................................................................................7

EXECUTIVE COMPENSATION............................................................................................8
         Cash Compensation Table..................................................................................8
         Stock Options............................................................................................9

AGREEMENTS WITH EXECUTIVES.......................................................................................10
         Company and Westside Bank...............................................................................10
         Eastside Bank...........................................................................................11

DIRECTOR COMPENSATION............................................................................................12
         Westside Bank...........................................................................................12
         Eastside Bank...........................................................................................13
         Company  ...............................................................................................13

SECURITY OWNERSHIP OF MANAGEMENT.................................................................................14

PROPOSAL TWO - APPROVAL OF THE 1997 INCENTIVE STOCK OPTION PLAN..................................................14
         Recommendation of the Board of Directors................................................................17

MISCELLANEOUS....................................................................................................18
Relationship with Independent Public Accountants.................................................................18

         Solicitation of Proxies.................................................................................18
         1999 Annual Meeting - Shareholder Proposals.............................................................18
         1997 Annual Report on Form 10-KSB.......................................................................18

APPENDIX A

         1997 Incentive Stock Option Plan.......................................................................A-1


                           FIRST STERLING BANKS, INC.
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 20, 1998

                                  INTRODUCTION

General

         This Proxy Statement ("Proxy Statement") is being furnished to the shareholders of First Sterling Banks, Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the common stock of the Company ("Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., local time on May 20, 1998, and at any adjournments thereof ("Annual Meeting").

         At the Annual Meeting, the shareholders of the Company will be asked to: (1) elect two (2) Class I directors each to serve for a three-year term, or until his successor is duly elected and qualified; (2) approve the First Sterling Banks, Inc. 1997 Incentive Stock Option Plan (the "1997 Plan"); and (3) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         This Proxy Statement is dated April 21, 1998, and is first being mailed to the shareholders of the Company on or about April 21, 1998. The 1997 Annual Report to Shareholders of the Company accompanies this Proxy Statement.

         The principal executive offices of the Company are located at 1200 Barrett Parkway, Kennesaw, Georgia 30144, and the telephone number of the Company at such address is (770) 499-2265.

Record Date, Solicitation and Revocability of Proxies

         The Board of Directors of the Company has fixed the close of business on April 20, 1998, as the record date ("Record Date") for determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on such date, there were 2,627,630 shares of Common Stock issued and outstanding and held by approximately 921 shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date.

         Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at the Annual Meeting in accordance with any instructions indicated in such proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR APPROVAL OF THE 1997 INCENTIVE STOCK OPTION PLAN AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER WHICH MAY

PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices or revocation and other communications with respect to revocation of proxies should be addressed as follows: First Sterling Banks, Inc., P.O. Box 2147, Marietta, Georgia 30061, Attention: Ms. Barbara J. Bond.

VOTES REQUIRES

         The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is necessary to elect the two (2) nomineed for Class I membership on the Board of Directors; and the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is necessary to approve the 1997 Incentive Stock Option Plan. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.


          PROPOSAL ONE - ELECTION OF CLASS I DIRECTORS OF THE COMPANY

         At the Annual Meeting two (2) Class I directors shall be elected each to serve for a three-year term of office or until his successor is duly elected and qualified.

         The Company's Articles of Incorporation divides the Board of Directors of the Company into three classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible. The directors in each class will hold office for staggered terms of three (3) years each, after the initial terms of one (1) year, two (2) years and three (3) years respectively. The term of the Class I directors expires at the 1998 Annual Meeting. The Board of Directors has set the number of the Class I directors at two (2). The Board of Directors has nominated the following persons for Class I membership on the Board, and unanimously recommends a vote "FOR" the election of these persons: Harry L Hudson, Jr. and Edward C. Milligan. Messrs. Milligan and Hudson are currently serving as Class I directors.

         All shares of Common Stock represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the two (2) Class I nominees listed above. In the event that any nominee is unable to serve, the persons designated as proxies will cast votes for such other persons as they may select. The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is required for the election of the nominees listed above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO (2) NOMINEES LISTED ABOVE.

Board of Directors

         The following table sets forth the name of each current director and each nominee for Class I director of the Company; a description of his position and offices with the Company (other than as a director) and with The Westside Bank & Trust Company ("Westside Bank") and The Eastside Bank & Trust Company ("Eastside Bank"), if any; a brief description of his principal occupation and business experience during the past five years and certain other information, including his age as of March 31, 1998 and the number of shares of Common Stock beneficially owned by him as of March 31, 1998, and the percentage of the total shares of Common Stock outstanding on such date which such beneficial ownership represents. The table also sets forth the class of each director. The terms of the Class I directors expire at the 1998 Annual Meeting; the term of the Class II director expires in 1999 and the terms of the Class III directors expire in 2000.



       Name, Year First Elected                                                                         Common Stock
         to Board of Company,                          Position with the Company and Principal          Beneficially
               and Class               Age              Occupation During the Past Five Years             Owned(1)
-------------------------------        ---        ----------------------------------------------       -------------
The Honorable P. Harris Hines          54         Justice Hines has served as Chairman of the             17,896(2)
(1994)                                            Board of Directors of  Westside Bank since               0.68%
                                                  April 1992.  From January 1, 1983 until July 26,
                                                  1995, Justice Hines served as Judge of the
Class III                                         Superior Court of Cobb County, Georgia. Since
                                                  July 26, 1995, Justice Hines has served as a
                                                  Justice of the Supreme Court of the State of
                                                  Georgia.

Harry L. Hudson, Jr.                   54         Mr. Hudson is an agent for the State Farm               42,300(3)
(1996)                                            Insurance Company.  Mr. Hudson has been                  1.60%
                                                  associated with State Farm since January 1,
                                                  1970, and he has served as Agent, Agency
Class I                                           Manager and Agency Field Executive.  Mr.
Nominee                                           Hudson is currently serving as Chairman of the
                                                  Board of Directors of Eastside Bank, an office
                                                  he has held since February, 1993. He has been
                                                  a member of the Board of Eastside Bank since
                                                  its organization in 1990.

Edward C. Milligan                     53         Mr. Milligan is Chairman of the Board of               111,320(4)
(1994)                                            Directors, President and Chief Executive Officer         4.12%
                                                  of the Company and has served as President and
                                                  Chief Executive Officer of Westside Bank since
Class I                                           its organization in 1990.  Mr. Milligan has
Nominee                                           served as a Director of Eastside Bank since
                                                  August, 1996.



       Name, Year First Elected                                                                         Common Stock
         to Board of Company,                          Position with the Company and Principal          Beneficially
               and Class               Age              Occupation During the Past Five Years             Owned(1)
--------------------------------       ---        -----------------------------------------------      --------------
John S. Thibadeau, Jr.                 50         Since 1973, Mr. Thibadeau has been President            20,000(5)
(1996)                                            of Deauton Corporation, a real estate                    0.76%
                                                  construction and development firm.  As a
                                                  licensed real estate broker, Mr. Thibadeau is an
Class III                                         officer and principal in Thibadeau-Burton Realty
                                                  and serves as Vice President of University Inn
                                                  Operating Co. , a hotel/motel management firm.
                                                  He served as Chairman of the Board of Directors
                                                  of Eastside Bank from its organization until
                                                  February 1, 1991, and has been a member of the
                                                  Board of Eastside Bank since its organization in
                                                  1990.

Benjamin H. Wofford, M.D.              59         Dr. Wofford served as Chairman of the Board of          66,058(6)
(1994)                                            Directors of  Westside Bank from its                     2.50%
                                                  organization until April 1991.  Prior to his
                                                  retirement in 1997, Dr. Wofford, since 1970,
Class II                                          had been a physician
                                                  specializing in plastic and
                                                  cosmetic surgery in Marietta,
                                                  Georgia.



Notes to Table

(1) The information shown above is based upon information forwarded to the Company by the named persons. For the purposes of this table, the term "beneficial ownership" is used as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). Under applicable SEC rules the number of outstanding shares of common stock used in the computation of the "Percent of Class" includes currently exercisable stock options owned by the shareholder.

(2) Includes 12,300 shares of Common Stock obtainable upon the exercise of options.

(3) Includes 10,000 shares of Common Stock obtainable upon the exercise of options and 20,000 shares held as joint tenant with spouse.

(4) Includes 73,360 shares of Common Stock obtainable upon the exercise of the options and 1,230 shares held by Mr. Milligan's minor children.

(5) Includes 10,000 shares of Common Stock obtainable upon the exercise of options.

(6) Includes 12,300 shares of Common Stock obtainable upon the exercise of options and 12,300 shares held as joint tenant with spouse.

Board Committees and Attendance

         The business and affairs of the Company are under the direction of the Company's Board of Directors.

         During 1997, the Company's Board of Directors held six (6) regular meetings, and all of the Company's directors attended at least 75% fo the aggregate meetings of the Company's Board of Directors and the committees thereof on which they sat.

         The Board of Directors of the Company has established an Executive Committee and two Directors Stock Option Committees. In 1997, two additional committees were formed--an Audit Committee and a Compensation Committee.

EXECUTIVE COMMITTEE

         The Executive Committee is authorized to act o behalf of the Board of Directors on all matters that may arise between regular meetings of the Board of Directors upon which the Board of Directors would be authorized to act. The Executive Committee is authorized to nominate members to the Company's Board of Directors and to the various Board committees of the Company. The current members of the Executive Committee are: P. Harris Hines, Harry L. Hudson, Jr., Edward C. Milligan, John S. Thibadeau, Jr., and Benjamin H. Wofford. During 1997, the Executive Committee did not meet.

DIRECTORS STOCK OPTION COMMITTEES

         A directors stock option committee composed of Edward C. Milligan, Harry L. Hudson, Jr. and John S. Thibadeau, Jr. has been appointed to administer the 1995 Directors Stock Option Plan under which options have been granted to the directors of Westside Bank other than Mr. Milligan. A directors stock option committee composed of Edward C. Milligan, P. Harris Hines and Benjamin H. Wofford has been appointed to administer the 1997 Directors Stock Option Plan under which options have been granted to the directors of Eastside Bank other than Mr. Milligan and Mr. Ernest L. Horn. Each Committee has authority to interpret its respective plan, make grants and determine terms and conditions of grants within the context of the Plan. During 1997, Directors Stock Option Committees did not meet.

AUDIT COMMITTEE

         The primary functions of the Company's Audit Committee are to see that an ajdit program is in place to protect the assets of the Company, assure that adequate internal controls exist, and recommend the independent auditors for appointment by the Board of Directors. The current members of the Audit Committee are: P. Harris Hines, Harry L. Hudson, Jr., John S. Thibadeau, Jr., and Benjamin H. Wofford. During 1997, the Audit Committee held one meeting.

COMPENSATION COMMITTEE

         The primary functions of the Compensation Committee are to evaluate and administer the compensation of the Company's Chief Executive Officer and other executive officers and to review the general compensation programs of the Company. The current members of the Compensation Committee are: P. Harris Hines, Harry L. Hudson, Jr., John S. Thibadeau, Jr. and Benjamin H. Wofford. During 1997, the Compensation Committee held one meeting.

Reports required by Section 16(a) of the Securities Exchange Act of 1934 (the "Act")

         The Securities and Exchange Commission ("SEC") has adopted certain rules and forms under Section 16 of the Act relating to reports concerning stock ownership and transactions by directors, officers, and stockholders who directly or indirectly are the beneficial owners of more than ten percent of any class of any equity security which is registered pursuant to Section 12 of the Act ("Principal Shareholders") (these persons are collectively referred to as "Insiders").

         The rules require that any director, officer or Principal Shareholder of a company whose securities are registered under the Act (an "Issuer") file a Form 3, which is an initial statement of beneficial ownership of equity securities, a Form 4 to report any changes in beneficial ownership and a Form 5 within forty-five (45) days after the end of the Issuer's fiscal year to report any securities transactions during the fiscal year that have not previously been reported on a Form 3 or Form 4.

         Any Issuer under the amended rules is required to disclose any known late filings or failures to file by an Insider of any of the reports required by
Section 16(a) of the Act. An Issuer does not have any obligation to research or make inquiry regarding delinquent filings, and it may rely on a written representation from the Insider that no Form 5 filing is required.

         Based on a review of Forms 3, 4 and 5 and amendments thereto and certain written representations which have been furnished to the Company for its fiscal year ended December 31, 1997, there were no persons who were subject to
Section 16 of the Act who failed to file on a timely basis reports required by
Section 16(a) of the Act for such fiscal year except as follows: Harry L. Hudson, Jr. and John S. Thibadeau, Jr. failed to file Forms 4 upon the receipt by each of options to purchase 10,000 shares of Common Stock in May, 1997. Edward C. Milligan failed to file a Form 5 reporting the acquisition of 282.032 shares for his account in the Company's 401(k) Plan and 10.2896 shares for his children pursuant to the Company's dividend reinvestment plan. P. Harris Hines, Harry L. Hudson, Jr. and Benjamin H. Wofford failed to file Forms 5 reporting the acquisition of 46.8908, 270.6544 and 378.3134 shares respectively pursuant to the Company's dividend reinvestment plan.

Certain Transactions

         During 1997, Westside Bank and Eastside Bank had outstanding loans directly to or indirectly accruing to the benefit of certain of the then directors, nominees for director, and executive officers of the Company, and their related interests. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Company's management, such loans do not involve more than normal risks of collectibility or present other unfavorable features. In the future, both banks expect to have banking transactions in the ordinary course of business with the Company's directors, executive officers and their related interests.

Officers

         The officers of the Company and the executive officers of Westside Bank and Eastside Bank are as follows:


           Name                    Company                  Westside Bank                     Eastside Bank
-------------------        ------------------       --------------------------     -----------------------------
Edward C. Milligan         Chairman of Board/       President/Chief Executive
                           President/Chief          Officer
                           Executive Officer

Barbara J. Bond            Secretary/Treasurer      Executive Vice President/
                                                    Secretary

Michael J. Henderson                                Executive Vice President

Christopher H.                                                                     President/Chief Executive Officer
Burnett

Fredrick D. Jones                                                                  Senior Vice President/
                                                                                   Secretary



         The table set forth below shows for each officer of the Company (a) the person's name, (b) his or her age at March 31, 1998, (c) the year he or she was first elected as an officer of the Company, and (d) his or her present positions with the Company and his or her other business experience for the past five years.


                                                   First
                                                   Year
            Name                  Age             Elected                         Business Experience
-------------------               ---             -------       -----------------------------------------------------
Edward C. Milligan                53               1994         Mr. Milligan serves as the Chairman of the Board of
                                                                Directors of the Company and as President and Chief
                                                                Executive Officer of the Company and Westside
                                                                Bank.(1)

Barbara J. Bond                   49               1994         Ms. Bond serves as Secretary/Treasurer/Chief
                                                                Financial Officer of the Company.  She serves as
                                                                Executive Vice President, Chief Financial Officer and
                                                                Senior Operations Officer of Westside Bank and has
                                                                served in such capacities since the organization of the
                                                                bank.  Ms. Bond has served as Secretary of Westside
                                                                Bank since September 18, 1991.



Note to Table

(1) See "Board of Directors" above for a description of Mr. Milligan's prior business experience.

                             EXECUTIVE COMPENSATION

Cash Compensation Table

         No compensation was paid or provided by the Company to its officers in 1997. The cash compensation which has been paid, accrued or awarded by Westside Bank for services rendered in all capacities during the fiscal year ended December 31, 1997 to the chief executive officer of the Company and to the executive officers of its subsidiary, Westside Bank, on December 31, 1997, whose compensation exceeded $100,000.00 are as follows:

                                            SUMMARY COMPENSATION TABLE


                                                   ANNUAL                      LONG-TERM
                                                COMPENSATION                  COMPENSATION
                                                                                 AWARDS
                                     ----------------------------              -----------
                                                                               SECURITIES
        NAME AND                                                               UNDERLYING                 ALL OTHER
        PRINCIPAL         YEAR            SALARY            BONUS               OPTIONS                  COMPENSATION
        POSITION                            ($)              ($)                  (#)                        ($)
---------------------     ----       -----------       ----------              ----------               --------------
Edward C. Milligan        1997       131,672.00        46,200.00                34,000(2)               68,318.00(1)
President of the
Company;                  1996       122,136.00        42,000.00                   ---                   7,882.00(1)
President/CEO
Westside Bank             1995       117,425.00        34,800.00                14,760(2)                5,348.00(1)
------------------------------------------------------------------------------------------------------------------------

Barbara J. Bond           1997        77,750.00        18,565.00                   ---                  14,174.00(3)
Secretary/CFO of the
Company and
Westside Bank;            1996        73,583.00        17,390.00                   ---                   2,637.00(3)
Executive Vice
President                 1995        70,750.00        14,300.00                11,070(2)                2,423.00(3)
Westside Bank
------------------------------------------------------------------------------------------------------------------------


Michael Henderson         1997        88,095.00        20,093.00                   ---                  18,988.00(4)
Executive Vice            1996        81,500.00        19,270.00                   ---                   8,445.00(4)
President
Westside Bank             1995        78,333.00        15,800.00                11,070(2)                8,150.00(4)
------------------------------------------------------------------------------------------------------------------------



Notes to Table

(1) Amounts contributed by Westside Bank during 1995, 1996 and 1997 to Mr. Milligan's account in Westside Bank's 401(k) Plan were $2,348.46, $2,382.00 and $7,125.00 respectively. Mr. Milligan was paid $3,000 in 1995, $5,500 in 1996, and $2,400 in 1997 as fees for his services as a director of Westside Bank. Mr. Milligan was paid $2,000 in 1997 for his services as a director of Eastside Bank and $7,800 for his services as a director of the Company. Westside Bank accrued $48,383 as a liability for the account of Mr. Milligan pursuant to a Deferred Compensation Plan.

(2)      Adjusted for 2 for 1 stock split on March 30, 1998.

(3) Amounts contributed by Westside Bank during 1995, 1996 and 1997 to Ms. Bond's account in Westside Bank's 401(k) Plan were $2,423.00, $2,637.00 and $4,281.30 respectively. Westside Bank accrued $9,893 as a liability for the account of Ms. Bond pursuant to a Deferred Compensation Plan.

(4) Amounts contributed by Westside Bank during 1995, 1996 and 1997 to Mr. Henderson's account in Westside Bank's 401(k) Plan were $2,150.00, $2,445.00 and $3,808.13 respectively. Westside Bank accrued $9,180 as a liability for the account of Mr. Henderson pursuant to a Deferred Compensation Plan. Mr. Henderson was paid $6,000 in each year as an automobile allowance.

Stock Options

         The following table sets forth information in regard to incentive stock options granted to executive officers in 1997 whose compensation exceeded $100,000:

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                [Individual Grants]



                                   Number of             Percent of
                                  securities            total options
                                  underlying              granted to            Exercise or
                                    options             employees in            base price           Expiration
           Name                   granted (#)            fiscal year               ($/Sh)               Date
-------------------             -------------          ---------------          ------------         -----------
Edward C. Milligan                 34,000(1)                 50%                  9.25(1)             9/23/2007



Note to Table

(1) Adjusted for 2 for 1 stock split on March 30, 1998. The options are vested and exercisable upon continuous employment with the Company and/or any subsidiary thereof as follows: 10,800 are immediately exercisable; 10,800 of the shares commencing on September 24, 1998; 10,800 of the shares commencing on September 24, 1999; and the remaining shares commencing on September 24, 2000. The options are immediately vested upon any change in control of the Company as defined in Mr. Milligan's Incentive Stock Option Agreement.

         The following table sets forth information in regard to exercise of stock options and the fiscal year-end value of unexercised options for each of the named executives:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES



                                                                               Number of
                                                                              securities                 Value of
                                                                              underlying                unexercised
                                                                              unexercised              in-the-money
                               Number of                                      options at                options at
                                Shares                                        FY-end (#)                FY-end ($)
                              Acquired on                                    exercisable/              exercisable/
         NAME                Exercise (#)       Value Realized ($)           unexercisable             unexercisable
---------------------        ------------       ------------------           -------------           ----------------
Edward C. Milligan               - 0 -                 - 0 -                 50,160/23,200           $324,014/$63,800
Barbara J. Bond                  - 0 -                 - 0 -                   29,520(1)                $220,736(1)
Michael J.                       - 0 -                 - 0 -                   29,520(1)                $220,736(1)
Henderson


Note to Table

(1)      All options owned by Ms. Bond and Mr. Henderson are exercisable.

                           AGREEMENTS WITH EXECUTIVES

Company and Westside Bank

                  The Company and Westside Bank have jointly entered into an employment agreement with Edward C. Milligan dated August 16, 1995 whereby Mr. Milligan is employed as the president and chief executive officer of both the Company and Westside Bank. The term of the agreement is a continuing term of two years which is automatically extended each day for an additional day so that the remaining term shall continue to be two years; but either party may by written notice to the other party fix the term to a finite term of two years without further automatic extension commencing with the date of such notice.

         Mr. Milligan's initial base salary was $116,000 per annum. The base salary may be increased from time to time by the boards of directors of the Company and Westside Bank. Mr. Milligan is also entitled to such customary fringe benefits, vacation and sick leave as are consistent with the normal practices and established policies of the Company and Westside Bank and to incentives and discretionary bonuses as may be authorized, declared and paid by the Board of Directors to key management employees. Mr. Milligan shall be entitled to participate in any plan relating to incentive and deferred compensation, stock options, stock purchase, pension, thrift, profit sharing, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Company or Westside Bank adopts for the benefit of its executive employees and for employees generally, subject to the eligibility rules of such plans. Mr. Milligan shall continue to be provided an automobile of a make and model appropriate to his status and he shall be reimbursed reasonable expenses for dues and capital assessments for country and dining club memberships.

         In the event that Mr. Milligan's employment is involuntarily terminated prior to a "change in control," as defined in the employment agreement and discussed generally below, Mr. Milligan shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which he may have against the Company and Westside Bank for contractual damages for breach of the employment agreement, he shall be paid at least the following amounts: a lump sum amount equal to one (1) times the annual base salary paid to him over the previous twelve (12) month period, plus a lump sum amount equal to one (1) times the annual incentive cash bonus paid to him over the previous twelve (12) month period.

         After a change in control has occurred, in the event that Mr. Milligan is terminated "without cause," he shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which Mr. Milligan shall have against the Company and Westside Bank for contractual damages for breach of the employment agreement, he shall be paid the following amounts: a lump sum equal to two (2) times the annual base salary paid to him over the previous twelve (12) month period, plus a lump sum amount equal to two (2) times the annual incentive cash bonus paid to him over the twelve (12) month period.

         In addition, in both cases he shall be entitled to participate for the shorter of a period of twelve (12) months or twenty-four (24) months respectively, from the date of such termination of until such time as the officer is employed by another employer in all welfare benefit plans, practices policies and programs at least as favorable as the most favorable of such plan, practices, policies and programs in effect at any time during the ninety (90) day period preceding his termination; provided, that in the event the officer is employed by another employer before the end of such time period and the new employer does not provide the same level of welfare benefits that the officer is entitled to under the employment agreement, then the Company and Westside Bank shall provide such supplemental benefits as necessary to ensure that the officer has the same level of welfare benefit coverage.

         After a change in control, if Mr. Milligan voluntarily terminates his employment for good reason (as defined in the employment agreement which includes among other things an adverse change in his status, title, position or responsibilities) he shall be entitled to receive his base compensation, incentive bonus and fringe benefits and participate in all welfare benefit plans up through the date of termination. In addition, he shall receive the following amounts: a lump sum amount equal to two (2) times the annual base salary paid to the officer over the previous twelve (12) month period, plus a lump sum amount equal to two (2) times the annual incentive cash bonus paid to the officer over the previous twelve (12) month period.

         A "change in control" includes: the acquisition by certain persons of beneficial ownership within the meaning of Rule 13e-2 promulgated under the 1934 Act of 20% or mroe of the voting power of the Company's outstanding voting stock; a change in one-third (1/3) of the Company's board membership unless approved by tw0-thirds (2/3) of the Company's board; or a merger, consolidation, reorganization, complete liquidation of dissolution involving the Company or an agreement fo the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a subsidiary).

EASTSIDE BANK

         Eastside Bank has bntered into an employment agreement with Christopher H. Burnett dated January 5, 1998, whereby Mr. Burnett is employed as the president and chief executive officer of Eastside Bank. The term of the agreement is a continuing term of one year which is automatically extended each day for an additional day so that the remaining term shall continue to be one year; but either party may by written notice to the other party fix the term to a finite term of one year without further automatic extension commencing with the date of such notice.

         Mr. Burnett's initial base salary was $110,000 per annum. The base salary may be increased from time to time by the board of directors of Eastside Bank. Mr. Burnett is also entitled to such customary fringe benefits, vacation and sick leave as are consistent with the normal practices and established policies of Eastside Bank and to incentives and discretionary bonuses as may be authorized, declared and paid by the Board of Directors to key management employees. Mr. burnett shall be entitled to participate in any plan relating to incentive and deferred compensation, stock options, stock purchase, pension, thrift, profit sharing, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Eastside Bank adopts for the benefit of its executive employees and for employees generally, subject to the eligibility rules of such plans. Mr. Burneet shall be paid an automobile allowance of $600.00 per month.

         In the event that Mr. Burnett's employment is involuntarily terminated prior to a "change in control," of the Company as defined in the employment agreement, which is similar to the definition in Mr. Milligan's employment agreement, and discussed generally above, Mr. Burnett shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which he may have against Eastside Bank for contractual damages for breach of employment agreement, he shall be paid at least the following amounts: a lump sum amount equal to fifty percent (50%) of the annual base salary paid to him over the previous twelve (12)-month period, plus a lump sum amount equal to fifty percent (50%) of the annual incentive cash bonus paid to him over the previous twelve (12) month period.

         After a change in control has occurred, in the event that Mr. Burnett is terminated "without cause," he shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which Mr. Burnett shall have against Eastside Bank for contractual damages for breach of the employment agreement, he shall be paid the following amounts: a lump sum equal to his annual base salary paid to him over the previous twelve (12)-month period, plus a lump sum amount equal to his annual incentive cash bonus paid to him over the twelve (12)- month period.

         In addition, in both cases he shall be entitled to participate for the shorter of a period of six (6) months or twelve (12) months respectively, from the date of such termination or until such time as the officer is employed by another employer in all welfare benefit plans, practices, policies and programs at least as favorable as the most favorable of such plan, practices, policies and programs in effect at any time during the ninety (90)-day period preceding his termination; provided, that in the event the officer is employed by another employer before the end of such time period and the new employer does not provide the same level of welfare benefits that the officer is entitled to under the employment agreement, then Eastside Bank shall provide such supplemental benefits as necessary to ensure that the officer has the same level of welfare benefit coverage.

         After a change in control, if Mr. Burnett voluntarily terminates his employment for good reason (as defined in the employment agreement which includes, among other things, an adverse change in his status, title, position or responsibilities) he shall be entitled to receive his base compensation, incentive bonus and fringe benefits and participate in all welfare benefit plans up through the date of termination. In addition, he shall receive the following amounts: a lump sum amount equal to his annual base salary paid to the officer over the previous twelve (12)-month period, plus a lump sum amount equal to his annual incentive cash bonus paid to the officer over the previous twelve
(12)-month period.

                              DIRECTOR COMPENSATION

Westside Bank

         During 1997, the chairman of the board was paid $300 for each Board meeting attended and Messrs. Milligan and Wofford were paid $200 per meeting attended. The other directors of Westside Bank were paid $500 for each Board meeting attended and, other than Mr. Milligan, were paid $100 for each committee meeting attended. During 1997, the directors of Westside Bank were paid a total of $79,400 for such services. During 1998, the chairman of the board shall be paid $450 for each Board meeting attended and Messrs. Milligan and Wofford shall be paid $300 per meeting attended and the other directors of Westside Bank shall be paid $700 for each Board meeting attended. Except for Mr. Milligan, members of the Loan Committee and members of the Executive Committee shall be paid $200 for each meeting attended. Except for Mr. Milligan, each director shall be paid $100 for each other committee meeting attended in 1998.

         The Company's 1995 Directors Stock Option Plan ("1995 Plan") was adopted by the Board of Directors of the Company on April 19, 1995 and approved by the Company's shareholders on May 17, 1995. It was amended by the Board of Directors of the Company on November 15, 1995 and February 21, 1996. Under the 1995 Plan, 73,685 shares of common stock may be granted by the Company to all directors of the Company or Westside Bank who are not employees of the Company or Westside Bank; and any emeritus director who was a voting member of the Board of Directors within the 12 months preceding the date of any grant of options to such emeritus director. The following options are currently outstanding under the 1995 Plan: 87,330 options were issued at an exercise price of $4.56 in April 1995; 54,120 options were issued at an exercise price of $6.20 in September 1995; and 4,920 options were issued at an exercise price of $6.91 in November 1995. In 1995, options to purchase 1,000 shares were exercised at $5.61 per share. In 1997 options to purchase 2000 shares were exercised at $4.56 per share. The above figures have been adjusted to reflect the 2 for 1 stock split on March 30, 1998. There are no remaining options to be issued under the 1995 Plan.

Eastside Bank

         During 1997, the chairman of the board of Eastside Bank was paid $300, and Messrs. Milligan and Thibadeau were paid $200 for each Board meeting attended and the other directors of Eastside Bank were paid $400 for each Board meeting attended. Directors who were not employees of Eastside Bank were paid $100 for each committee meeting attended. During 1997, the directors of Eastside Bank were paid a total of $64,000 for such services. During 1998, the chairman of the board shall be paid $450 and Messrs. Milligan and Thibadeau shall be paid $300 for each Board meeting attended and the other directors shall be paid $700 for each Board meeting attended. Directors who are not employees of Eastside Bank shall be paid $100 for each committee meeting attended.

         The Company's 1997 Director's Stock Option Plan (the "1997 Plan") was adopted by the Company's Board of Directors on March 26, 1997, subject to the approval of the shareholders of the Company at the 1997 annual shareholder's meeting. Under the 1997 Plan, 90,000 shares of common stock may be granted by the Company to the directors of Eastside Bank who are not employees of the Company or Eastside Bank. Each director of Eastside Bank who was not an employee of the Company or the Bank was granted an option to purchase 10,000 shares of the Company's common stock with an exercise price of $9 per share. The above figures have been adjusted for the 2 for 1 stock split on March 30, 1998. The options expire on March 25, 2007.

Company

         During 1997, each director of the Company was paid $1,950 per calendar quarter for all services as a member of the Company's Board of Directors. The Company's directors were paid a total of $39,000 for such services in 1997. No change is planned for 1998 in the compensation of the Company's directors.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information, as of March 31, 1998, regarding the ownership of common stock by all directors and executive officers of the Company as a group. Information regarding such ownership by each director and for each nominee for election at the Annual Meeting is set forth in the table appearing in "PROPOSAL ONE - ELECTION OF CLASS I DIRECTORS OF THE COMPANY
- Board of Directors."



                                                       AMOUNT AND NATURE OF                         PERCENT
                  NAME                                BENEFICIAL OWNERSHIP(1)                      OF CLASS
-----------------------------------------            -----------------------                       --------
All directors and executive officers as                       292,094                               10.53%
a group (6 persons)



Note to Table

         (1) The information shown above is based upon information furnished to the Company by the named persons. Beneficial ownership as reported in the table above has been determined in accordance with rules promulgated under the 1934 Act.

         PROPOSAL TWO - APPROVAL OF THE 1997 INCENTIVE STOCK OPTION PLAN

         On September 24, 1997, the Board of Directors of the Company adopted the First Sterling Banks, Inc. 1997 Incentive Stock Option Plan (the "1997 Plan") for key employees of the Company and its subsidiaries. The 1997 Plan is set forth in Appendix A attached to this Proxy Statement. The 1997 Plan is effective September 24, 1997 subject to the approval of the shareholders of the Company at the 1998 Annual Meeting. The 1997 Plan is intended to encourage key employees to remain with and devote their best efforts to the Company and its subsidiaries. The following discussion of the principal features and effects of the 1997 Plan is qualified in its entirety by reference to the text of the 1997 Plan set forth in Appendix A.

         The 1997 Plan will be administered by the Company's Compensation Committee (the "Committee") who are not participants in the 1997 Plan. The Committee will construe and interpret the 1997 Plan. The shares to be issued under the 1997 Plan will be currently authorized shares. The number of shares of Common Stock available under the 1997 Plan will be subject to adjustment upon the occurrence of certain events, pursuant to the terms of the 1997 Plan. The total number of shares of Common Stock that may be purchased pursuant to options under the 1997 Plan shall not exceed 200,000 shares of Common Stock or 7.6% of current outstanding shares. (All references herein to the number of shares underlying an option and to option exercise prices have been adjusted for the March 30, 1998, 2 for 1 stock split).

         The Committee is authorized to grant stock options under the 1997 Plan to fulltime key employees of the Company or one of its subsidiaries. The period during which each option may be exercised shall be ten (10) years from the date the option is granted, but no option may be exercised prior to six (6) months after the date it is granted, except in the case of a merger, consolidation or reorganization. The price at which shares of stock may be purchased under an option granted pursuant to the 1997 Plan shall be determined by the Board of Directors but shall not be less than the fair market value of such shares as determined by the Board on the date that the option is granted. Any stock option granted under the 1997 Plan must be granted on or before September 23, 2007. The options granted under the 1997 Plan are nontransferable except by will or by the laws of descent and distribution. All unexercised stock options under the 1997 Plan will terminate: (i) upon the lapse by their terms, (ii) immediately upon the termination of the optionee's employment with the Company and its subsidiaries, except by reason of death, retirement or disability, or (iii) ninety (90) days after the termination of the optionee's employment with the Company and its subsidiaries because of death, disability or retirement.

         Upon exercise, the exercise price may be paid in cash or in shares of the Company's Common Stock previously held by the optionee or a combination of both. Shares surrendered in payment of the option price shall be valued at their fair market value as of the date of exercise.

         The options granted under the 1997 Plan are intended to be "Incentive Stock Options ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Under present federal tax law, there will be no federal income tax consequences to the Company upon the grant or exercise of an ISO. Moreover, there will be no federal income tax consequences to the optionee upon the grant of an ISO. However, there may be federal income tax consequences to the optionee upon the exercise of an ISO. Although the optionee will realize no taxable income upon the exercise of an ISO, the exercise of an ISO may subject the optionee to the alternative minimum tax ("AMT"). The spread between the option price and the fair market value of the Common Stock acquired pursuant to an ISO on the date of its exercise is treated as an item of adjustment for AMT purposes where the Common Stock acquired upon the exercise of an ISO is not disposed of in the same taxable year.

         If the shares of Common Stock acquired upon the exercise of an ISO are disposed of within a year of the exercise of the ISO, the disposition will be considered to be a disqualifying disposition for federal income tax purposes. In such event, the gain on the sale or exchange will generally be treated as ordinary income to the optionee in the year of disposition. If the optionee disposes of the shares of Common Stock acquired upon the exercise of an ISO more than one year after the exercise, any gain or loss realized on the subsequent sale or exchange will constitute a long term capital gain or loss.

         The 1997 Plan may be amended or terminated by the Board of Directors at any time. However, no amendments shall be made in the 1997 Plan without the approval of the shareholders of the Company which: (a) increase the total number of shares for which options may be granted under the 1997 Plan; (b) change the minimum purchase price for the optioned shares; (c) affect any outstanding option or any unexercised right thereunder; (d) extend the option period; or (e) extend the termination date of the Plan.

         On September 24, 1997, the Board of Directors and the Committee granted the following options subject to approval of the 1997 Plan by the Company's shareholders at the 1998 Annual Meeting:


                                                                         NUMBER OF SHARES
                  NAME OF EMPLOYEE                                     UNDERLYING OPTIONS
                  -----------------                                    -------------------
                  Edward C. Milligan                                            34,000
                  Brenda Hampton                                                 2,200
                  Charles Still                                                  5,000
                  Michael Allen                                                 15,800
                  George Wier                                                    7,200
                  Frayne Bentley                                                 3,700



The options granted to Michael Allen and George Wier were terminated at the time of their termination of employment. The term of the remaining options is ten (10) years and the option exercise price is $9.25 per share which the Board of Directors of the Company determined to be the fair market value of the shares subject to the options on the date of grant. The option to purchase the shares granted to Mr. Bentley, Ms. Hampton and Mr. Still shall vest and be exercisable upon continuous employment with the Company and/or any subsidiary thereof as follows: fifty percent (50%) of the shares commencing on the first anniversary of September 24, 1997, and the remainder commencing on the second anniversary of such date. The option to purchase shares granted to Mr. Milligan shall vest and be exercisable upon continuous employment with the Company or any subsidiary thereof as follows: 10,800 shares are immediately exercisable; 10,800 shares commencing on September 24, 1998; 10,800 shares commencing September 24, 1999; the remaining shares commencing on September 24, 2000. All options are immediately vested upon any "change in control" of the Company as defined below.

         On January 5, 1998, the Company granted to Christopher H. Burnett, the President of Eastside Bank, subject to the approval of the 1997 Plan by the Company's shareholders at the 1998 Annual Meeting, the option to purchase 22,200 shares of the Common Stock at an exercise price of $12.50 per share which the Board of Directors of the Company determined to be the fair market value of the shares subject to the option on the date of the grant. The term of this option is ten years and the option shall vest and be exercisable upon the optionee's continuous employment with the Company or any subsidiary thereof at the rate of 20% per year on each anniversary date of the grant commencing with the first anniversary date. The option is 100% vested and immediately exercisable upon any "change in control" as defined below.

         The term "change in control" shall mean: (i) the acquisition (other than from the Company) by any person, entity or "group" within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 ("34
Act") (excluding, for this purpose, the Company, or any of its subsidiaries, or any employee benefit plan of the Company, or any of its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 34 Act) of more than 50% of either the outstanding shares of Common Stock or of the combined voting power of the Company's outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the date of the grant of any option, constitute the board of directors of the Company ("Incumbent Board") cease for any reason to constitute at least a majority of the board of directors, provided that any individual becoming a director subsequent to the date of such grant whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual is a member of the Incumbent Board; or (iii) approval by the shareholders of the Company of the sale of all or substantially all of the assets of the Company or of a merger, consolidation or other reorganization in each case, with respect to which persons who were the shareholders of the Company and optionees immediately prior to such merger, consolidation or other reorganization, immediately thereafter, do not own more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged, consolidated or reorganized corporations, then outstanding voting securities; provided, however, in such event the change in control will be deemed to have occurred immediately prior to the merger, consolidation or other reorganization.

         There is currently outstanding under the 1997 Plan, subject to approval of the 1997 Plan by the Company's shareholders at the 1998 Annual Meeting, options to purchase a total of 67,100 shares.

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented at the Annual Meeting is necessary to approve and adopt the 1997 Plan.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1997 INCENTIVE STOCK OPTION PLAN.

                                  MISCELLANEOUS

Relationship with Independent Public Accountants

         Mauldin & Jenkins served as the independent accountants for the year ended December 31, 1997, and performed an audit of the Company's 1997 financial statements which are included in the 1997 Annual Report to Shareholders which accompanies this Proxy Statement. The Company has selected Mauldin & Jenkins as its independent accountants for the 1998 fiscal year.

Solicitation of Proxies

         The cost of soliciting proxies for the Annual Meeting will be paid by the Company. The Company has not engaged any outside organizations or agents to assist in the solicitation of proxies.

1999 Annual Meeting - Shareholder Proposals

         Proposals of shareholders of the Company intended to be presented at the 1999 Annual Meeting must be received by the Company on or before December 31, 1998 to be included in the Company's Proxy Statement or Form of Proxy for the 1999 Annual Meeting of Shareholders.

1997 Annual Report on Form 10-KSB

         A copy of the Company's 1997 Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission, is available at no charge upon written request to:

                                    Ms. Barbara J. Bond
                                    First Sterling Banks, Inc.
                                    P.O. Box 2147
                                    Marietta, Georgia  30061

         The management of the Company knows of no other matter which is to be presented for action at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is intended that the shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

                                              Edward C. Milligan
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer

Kennesaw, Georgia
April 21, 1998

                                   APPENDIX A

                           FIRST STERLING BANKS, INC.

                        1997 INCENTIVE STOCK OPTION PLAN

1.       DEFINITIONS

         a.       "Code" - Internal Revenue Code of 1986, as amended.
         b. "Committee" - the Compensation Committee of the Board of Directors.
         c.       "Common Stock" - common voting stock of the Company.
         d.       "Company" - FIRST STERLING BANKS, INC.
         e. "Board" - voting members of the Board of Directors of the Company.
         f.       "Option" - right to purchase shares of Common Stock.
         g. "Option Agreement" - formal agreement for each grant with specific terms and conditions not inconsistent with this Plan.
         h. "Optionee" - an eligible person under Section 5 below who has been granted options under Plan.
         i.       "Plan" - First Sterling Banks, Inc. 1997 Incentive Stock
                   Option Plan.
         j. "Subsidiary" - a subsidiary of the Company or a subsidiary of a subsidiary.

2.       PURPOSE

         The purposes of the First Sterling Banks, Inc. 1997 Incentive Stock Option Plan are: (i) to assist the Company and the Subsidiaries in securing and retaining key employees of outstanding ability by making it possible to offer them an increased incentive to join or continue in the service of the Company and/or the Subsidiaries; and (ii) to increase the key employees' efforts for the Company's and or the Subsidiaries' welfare by participating in the ownership and growth of the Company. The Options granted under the Plan are intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code.

3.       SHARES SUBJECT TO THE PLAN

         Subject to adjustments pursuant to the provisions of Section 14, there shall be authorized and reserved for issuance upon the exercise of Options to be granted under the Plan, 100,000 shares of Common Stock.

4.       ADMINISTRATION

         The Committee whose members are not participants in the Plan will have complete authority to interpret the Plan, make grants, and determine terms and conditions within the context of the Plan.

5.       ELIGIBILITY

         The following persons are eligible to receive Options under the Plan:
         Full-time key employees of the Company or a Subsidiary who are selected by the Committee from time to time and who, in the opinion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company and/or the Subsidiaries.

6.       GRANTING OF OPTIONS; OPTION EXERCISE PRICE

         All Options granted under the Plan are intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code and shall be evidenced by an Option Agreement. The Board, upon recommendation of the Committee, may grant Options to full-time key employees of the Company or a Subsidiary as desirable. Any Option granted hereunder shall have a per share option exercise price at least equal to the fair market value of a share of the Common Stock on the date of the grant. The Option exercise price shall be subject to adjustments in accordance with the provisions of Section 14 herein.

7.       TERM OF OPTION

         Subject to the provisions of Section 9 herein, the period during which each Option may be exercised shall be fixed by the Committee at the time such Option is granted, but such period shall expire not later than ten years from the date the Option is granted. Except in the case of any merger, consolidation or reorganization as described in Section 14, no Option granted under the Plan may be exercised prior to six months after the date it is granted.

8.       MANNER OF EXERCISE

         The Options shall be exercised by written notice, delivered to the Secretary of the Company and signed by the Optionee or his or her successors stating the number of shares with respect to which the Option is being exercised. Payment in full of the Option price of the said shares must be made at the time of exercise, and payment may be made in cash or shares of the Common Stock previously held by the Optionee or a combination. Payment in shares may be made with shares received upon the exercise or partial exercise of an Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Optionee. Shares surrendered in payment of the Option price shall be valued at the fair market value as of the date of the exercise.

9.       TERMINATION OF OPTIONS

         All unexercised Options will terminate upon (i) the lapse by their terms, (ii) immediately upon the termination of the Optionee's employment with the Company and the Subsidiaries, except by reason of death, retirement or disability, or (iii) ninety (90) days after the termination of the Optionee's employment with the Company and the Subsidiaries because of death, disability or retirement. During such 90-day period, all unexercised Options may be exercised by the Optionee or his legal representative in the event of death or mental disability.

10.      LIMITATIONS

         Options shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit such person to first exercise Options, in any calendar year, for the purchase of shares having a fair market value in excess of $100,000 (determined at the time of the grant of the Options). Optionee may exercise options for the purchase of shares valued in excess of $100,000 (determined at the time of grant of the Options) in a calendar year, but only if the right to exercise such Options shall have first become available in prior calendar years.

         No Optionee owning more than ten percent (10%) of the combined voting power of all classes of stock of the Company then outstanding may purchase Common Stock under this Plan for less than one hundred ten percent (110%) of its fair market value on the date of grant nor may any Option granted to such a person be exercisable on a date later than five (5) years from the date of grant.

11.      NONTRANSFERABILITY OF OPTIONS; RESTRICTIONS ON ISSUANCE OF
         COMMON STOCK

         Options granted under this Plan are nontransferable except by will or by the laws of descent and distribution. No shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations, as may be deemed by the Board to be applicable to them, are satisfied and until payment in full as described in Section 6 of the Option price is received by the Company.

12.      RIGHTS OF OPTIONEE

         An Optionee will have no rights as a shareholder until a stock certificate for the Common Stock is issued. Nothing in the Plan, in any Option Agreement or resulting stock ownership, will give to an Optionee any right to continuation of employment.

13.      OTHER TERMS AND CONDITIONS

         Any Option granted hereunder shall contain additional terms which are not inconsistent with the terms of this Plan, as the Board or the Committee deems necessary or desirable, provided that any such Option shall qualify as an "Incentive Stock Option" within the meaning of
         Section 422 of the Code.

14.      CAPITAL ADJUSTMENTS AFFECTING STOCK

         In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of stock subject to this Plan and the number of shares under any Option granted hereunder shall be adjusted consistent with such capital adjustment. The price of any share under Option shall be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any such Option. The granting of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         After any merger, consolidation or reorganization of any form involving the Company as a party thereto involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Company's Common Stock, each Optionee at the time of such reorganization shall, at no additional cost, be entitled, upon any exercise of his or her Option, to receive, in lieu of the number and class of shares of stock or other securities or such other property to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if at the time of such merger or consolidation, such Optionee had been a holder of record of a number of shares of the Common Stock of the Company equal to the number of shares as to which such Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above.

         The foregoing adjustments and the manner of their application will be in the sole discretion of the Committee to determine.

         Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company each Option granted under the Plan shall terminate.

15.      AMENDMENTS, SUSPENSION OR TERMINATION OF THE PLAN

         The Board of the Company shall have the right, at any time, to amend, suspend or terminate the Plan; provided, however, no amendments shall be made in the Plan without the approval of the stockholders of the Company which:

                  (a) Increase the total number of shares for which Options may be granted under this Plan for all key employees or for any one of them except as provided in Section 14.

                  (b) Change the minimum purchase price for the optioned shares except as provided in Section 14.

                  (c) Affect outstanding Options or any unexercised rights thereunder except as provided in Section 14.

                  (d) Extend the option period provided in Section 7.

                  (e)      Extend the termination date of the Plan.

16.      EFFECTIVE DATE

         The Plan shall take effect on September 24, 1997. Unless an earlier termination date is specified under Section 9 above, this Plan shall terminate on September 23, 2007. No Options may be granted under the Plan after its termination date, but any Option granted prior thereto may be exercised in accordance with its terms. The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto and, notwithstanding any provisions of the Plan or Option Agreement, the holder of an Option shall not be entitled to exercise his or her Option nor shall the Company be obligated to issue any shares to the holder if such exercise or issuance shall constitute a violation by the holder or the Company of any provisions of any such approval requirements, law or regulations.

                           FIRST STERLING BANKS, INC.
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1998

The undersigned hereby appoints Edward C. Milligan, P. Harris Hines and Harry L. Hudson, Jr. or any one of them, as Proxies, with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all of the Common Stock of First Sterling Banks, Inc. (the "Company"), 1200 Barrett Parkway, Kennesaw, Georgia 30144, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, on May 20, 1998, at 10:00 a.m. local time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which are hereby acknowledged.

           THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSALS

                     Election of Class I Directors. The election of the
PROPOSAL ONE:        following named persons each to serve as a Class I Director for a three year term expiring at the 2001 Annual Meeting
                     of Shareholders or until his successor is duly elected and qualified.

                     / / For all the nominees listed     / / Withhold authority
                         below (except as marked to the      to vote for all
                         contrary below)                     nominees listed
                                                             below

(Instructions: To withhold authority to vote for any individual nominee or nominees, strike a line through the nominee's name or names listed below.)

                  Harry L. Hudson, Jr. and Edward C. Milligan

                     Approval of the 1997 Incentive Stock Option Plan. The
PROPOSAL TWO:        approval of the Company's 1997 Incentive Stock Option Plan as described in and attached as Appendix A to the Proxy
                     Statement.

                     / / FOR                                         / / AGAINST                                         / / ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSALS.

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

    If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:     , 1998
           (Be sure to date your Proxy)
           Name(s) of Shareholder(s)
           Signature(s) of Shareholder(s)

    Please mark, date and sign this Proxy, and return it in the enclosed self-addressed return envelope. No postage is necessary.